SUPPLEMENT DATED DECEMBER 29, 2005
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated August 1, 2005 (for Class A and Class C shares)
and Dated February 25, 2005 (for Class N shares)

TO THE PROSPECTUS AND THE SAI

Effective December 29, 2005, the Integrity Equity Fund and Integrity Municipal Funds are closed.

On October 28, 2005, the Board of Trustees of the Integrity Equity Fund and the Integrity Municipal Fund, (each a “Fund” and collectively, the “Funds”), voted to liquidate and close the Funds permanently. The Funds will cease operations on December 29, 2005, and will no longer offer shares for public purchase. As of December 29, 2005, any reference to the Integrity Equity and Integrity Municipal Funds in the prospectus and/or in the SAI is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE